Exhibit 10.2

INSTITUTIONAL FUTURES

CUSTOMER AGREEMENT

In consideration of UBS Securities LLC (“FCM”) acting as broker or as principal for the purpose of effecting transactions in domestic and foreign futures contracts, physical commodities, options on domestic and foreign futures or physicals contracts, commodity forward contracts, or foreign exchange transactions (hereinafter collectively referred to as “Contracts”) for the undersigned (hereinafter referred to as “Customer”, or “you” or “your”, as the case may be), either directly or through an introduced relationship, Customer hereby consents and agrees that:

1.	Any and all transactions for this account shall be subject to all applicable federal, state and foreign laws, the regulations of all applicable federal, state, foreign and self-regulatory agencies, including, but not limited to, the various exchanges and the constitution, rules and customs, of the exchange or contract market (and its clearing house, if any) where executed or to which the transactions relate and the Commodity Exchange Act and all rules, regulations and interpretations promulgated thereunder (hereinafter collectively referred to as “Applicable Law”). Customer also agrees that accounts owned or controlled by it will not exceed the applicable position limits set by any federal or foreign agency, as well as applicable limits established by domestic or foreign exchanges and boards of trade, and that Customer will promptly advise FCM if it is required to file reports of its positions with the Commodity Futures Trading Commission (“CFTC”) or any other similar domestic or foreign regulatory authority.

2.	Customer represents and warrants that: (a) this Institutional Futures Customer Agreement (this “Agreement”) has been or will be at the time this Agreement is entered into duly and properly executed and delivered by Customer and constitutes or will constitute a legal, binding and valid obligation of Customer, enforceable against Customer in accordance with this Agreement’s terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditor’s rights generally and to general principles of equity, (b) the execution, delivery and performance of this Agreement either will have been or will be, prior to entering into this Agreement, duly authorized by all necessary statutory trust action on the part of Customer and do not and will not contravene any requirement of law or any contractual restrictions or agreement binding on or affecting Customer or Customer’s assets, (c) it has full power and authority to execute and deliver this Agreement and to perform and observe the provisions thereof and (d) it is and will be in compliance in all material respects with any disclosure and record retention requirements regarding its trading of Contracts to the extent required under Applicable Law.

3.	Customer represents and warrants that:

(a)	Customer has determined that such transactions in Contracts are prudent and appropriate for Customer in view of its financial status, investment objectives and investment guidelines and all such transactions are not contrary to Applicable Law, are in accordance with any internal policies or procedures required to be maintained by Customer by any Applicable Law, and that each transaction or position in the account is in accordance with any internal policies or procedures required to be maintained by Customer by any Applicable Law;

(b)	Customer and/or BlackRock Fund Advisors (“Advisor”) will review any and all confirmations, statements, reports or other notices or communications from FCM upon its receipt and will promptly notify FCM of any objection thereto. Any such objection, if given orally to FCM, shall be confirmed promptly in writing;

(c)	If Customer is not an individual, instructions for the purchase and sale of Contracts (which may be written or oral) will be given to FCM on behalf of Customer by one or more of the persons identified in Appendix A attached hereto (hereinafter referred to as “Authorized Persons”) as such appendix may be modified from time to time as provided herein; Customer, through Advisor has authorized and empowered each of the Authorized Persons to give such instructions to FCM and FCM may accept instructions from each of such person and any additional authorized persons that may be identified in writing from time to time by Customer or Advisor, until FCM receives written notice from Customer that such authorization has been terminated with respect to any such persons;

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(d)	Customer has read and understands the Risk Disclosure Statement for Futures and Options;

(e)	If Customer is an entity subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, and the regulations promulgated thereunder, or an entity subject to similar state laws and the regulations promulgated thereunder, (i) FCM is not and will not be acting as a fiduciary to the Customer as defined therein, and FCM shall have no responsibility for compliance with any law or regulation governing the conduct of fiduciaries of Customer and, (ii) Customer will abide by the provisions of ERISA and all other applicable rules and regulations, including any similar state laws and regulations promulgated thereunder, to which it is subject;

(f)	In the event Customer may be subject to registration requirements, Customer has reviewed the registration requirements pertinent to commodity pool operators and commodity trading advisors of the CFTC and the National Futures Association (“NFA”) in accordance with the requirements of the Commodity Exchange Act, as amended, and the regulations promulgated thereunder, and has determined that Customer is in compliance with such requirements to the extent applicable;

(g)	All advice with respect to Contracts transmitted to Customer by FCM are incidental to the conduct of FCM’s business as a futures commission merchant and such advice will not serve as the primary basis for any decision by Customer; all decisions by Customer whether or not utilizing any advice of FCM are solely within the power and discretion of Customer and/or its duly appointed commodity trading advisor or investment adviser (hereinafter collectively referred to as the “Advisor”; any such advice, although based upon information from sources FCM believes to be reliable, may be incomplete, may not be verified and may be changed without notice to Customer. FCM makes no representation or warranty as to the accuracy, completeness, reliability or prudence of any such advice or information; and

(h)	The information provided by Customer in the accompanying Customer New Account Information Form (Appendix C) is true, complete, and correct and Customer shall promptly notify FCM if any such information changes in any material respect.

4.	FCM represents and warrants that:

(a)	It is and shall remain while this Agreement is in effect between the parties duly registered as a Futures Commission Merchant pursuant to the Commodity Exchange Act, as amended (the “CEA”) and the rules promulgated thereunder, and is a member of the NFA and has determined that it is in compliance in all material respects with the requirements applicable to the foregoing. It is and shall remain while this Agreement is in effect a clearing member on the Chicago Mercantile Exchange.

(b)	This Agreement has been or will be at the time this Agreement is entered into duly and properly executed and delivered by FCM and constitutes or will constitute a legal, binding and valid obligation of FCM, enforceable against the FCM in accordance with this Agreement’s terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditor’s rights generally and to general principles of equity.

(c)	The execution, delivery and performance of this Agreement either will have been or will be, prior to entering into this Agreement, duly authorized by all necessary limited liability company action on the part of FCM and do not and will not contravene any requirement of law or any contractual restrictions or agreement binding on or affecting FCM or FCM’s assets.

(d)	FCM has full power and authority to execute and deliver this Agreement and to perform and observe the provisions thereof.

(e)	In accepting and holding margin on behalf of Customer, FCM is and will be in compliance in all material respects with the requirements of this Agreement and Applicable Law, including without limitation the segregation requirements of the CEA and the rules promulgated thereunder.

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5.	Any and all Contracts and all securities, cash or other property posted by Customer as margin with FCM in the account(s) established for transactions in Contracts pursuant to this Agreement or any related collateral account established pursuant to this Agreement shall be subject to a general lien and security interest and right of set-off for the discharge of your liabilities and obligations to FCM, under this Agreement without regard to whether or not FCM has made advances with respect to such property. Customer hereby irrevocably appoints FCM as its attorney-in-fact with power of substitution to execute any documents for the perfection or registration of such general lien and security interest. FCM will promptly notify Customer of any exercise of the foregoing power of attorney. Customer will not cause or allow any of the collateral held in the account(s) established for transactions in Contracts pursuant to this Agreement, whether now owned or hereafter acquired, to be or become subject to any other liens, security interests, mortgages or encumbrances of any nature, without the express written approval of FCM.

6.	FCM shall have the right (in addition to any other right or remedy it may have at law, in equity or under this Agreement), in the event: (a) Customer does not meet initial or maintenance margin requirements on its open Contracts; (b) Customer fails to perform its obligations respecting delivery, exercise or a notice of allocation of exercise, payment for delivery or settlement under Contracts held in the account; (c) Customer fails in any way to perform any of its other material obligations hereunder promptly after receipt of notice of such failure; (d) there is a material adverse change in Customer’s financial condition; (e) Customer files or has filed against it a petition for liquidation, reorganization or the appointment of a receiver for a substantial portion of Customer’s assets under any bankruptcy, insolvency or other similar law; (f) Customer fails to pay its debts generally as they become due or Customer makes an assignment for the benefit of creditors; or (g) (i) if Customer is a trust holding the assets of an employee benefit plan, such plan is terminated, or (ii) if such plan is subject to ERISA or any similar state laws, a notice of intent to terminate the plan is filed with the Pension Benefit Guaranty Corporation, a notice of the Pension Benefit Guaranty Corporation’s intent to terminate the plan is received, or a reportable event within the meaning of Section 4043(b)(5) (determined without regard to any waiver) or Section 4043(b)(6) of ERISA, or any similar state laws, occurs, to:

Sell, exercise, or offset any or all securities, any Contracts or other property long in any of your account(s) with FCM opened pursuant to this Agreement; or buy in or offset any or all securities, any Contracts or other property short in any of your account(s) with FCM opened pursuant to this Agreement; or liquidate any of your securities, Contracts or other property in any of your account(s) with FCM opened pursuant to this Agreement, and to apply any cash, securities or other property of Customer held by or on behalf of FCM toward any amount payable by Customer hereunder; or to cancel any outstanding orders for any of your account(s) with FCM opened pursuant to this Agreement.

Any action referred to herein may be taken only to the extent reasonably necessary to recover amounts owed by Customer under this Agreement and only after FCM has made reasonable efforts under the circumstances to contact Customer, and Advisor if applicable, provided that FCM’s position will not be jeopardized thereby. Any such sales or purchases may be made in FCM’s reasonable exercise of discretion on any exchange or other market where such business is then usually transacted, and on any such sale FCM may be the purchaser for its own account, it being understood that a prior demand, or call, or prior notice of the time and place of such sale or purchase shall not be considered a waiver of FCM’s right to sell or buy without demand or notice as herein provided. Customer shall at all times be liable for the payment of any debit balance owing in your account(s) with us upon demand and you shall be liable for any deficiency remaining in any such account(s) in the event of the liquidation thereof in whole or in part by us or by you.

7.	FCM has the right whenever in its discretion it considers it appropriate to raise or lower the margin requirements for any and all Contracts. Further, these requirements, once established, may apply to existing positions as well as to new positions in the Contracts affected by such change. You agree to maintain such collateral and/or margin as FCM may from time to time in its discretion require and you further agree to pay immediately on demand any amount owing in respect of your account(s).

8.	Customer acknowledges FCM’s right to limit the number of open positions which Customer may maintain or acquire through FCM at any time, provided, that in the event the foregoing requires the liquidation of any of Customer’s open positions, such liquidation will be conducted in accordance with Section 6, including the requirement to make reasonable efforts to contact Customer, provided that FCM’s position will not be jeopardized thereby.

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9.	Customer understands that FCM acts as agent and not as principal for Customer’s commodity futures and commodity options transactions which are effected on exchanges. Consequently, FCM does not guarantee the performance of the obligations of any party to the futures or options contracts purchased and/or sold by Customer.

10.	If Customer’s account has been introduced to FCM by an agent other than FCM, and is carried by FCM only as a clearing broker, Customer agrees that FCM is not responsible for the conduct of the introducing broker and FCM’s sole responsibilities relate to the execution, clearing and bookkeeping of transactions in Customer’s account.

11.	Customer agrees to pay to FCM on demand principal, interest and other reasonable fees and charges in connection with such loans, advances or other extensions of credit at the rates, times and manner determined by FCM from time to time, in its discretion, in accordance with the laws of the State of New York. Subject to Applicable Law, Customer hereby grants FCM the right to borrow, pledge, repledge, hypothecate, rehypothecate, loan or invest any of the Collateral without notice to Customer, and without any obligation to pay or to account to Customer for any interest, income or benefit that may be derived therefrom; provided, that with respect to U.S. treasury securities posted by Customer or otherwise credited to Customer’s account(s), Customer shall remain entitled to any payments in respect of interest and principal thereon to the extent paid by the issuer of such U.S. treasury securities, and FCM agrees to credit such amounts to Customer’s account(s). Customer agrees to pay the brokerage commission (which commissions may be distributed by FCM to more than one person) and other reasonable charges as FCM shall establish from time to time for your account as agreed between FCM and you (whether or not other Customers pay lower commissions or charges) and to pay any reasonable costs or expenses incurred by FCM in connection with transactions in your account(s), including without limitation any transfer taxes and any transaction fees imposed by any contract market, exchange, board of trade, clearing organization or other self-regulatory body, or any interest on any debit balances remaining in the account at the overnight rate customarily charged by FCM; provided that any amounts to be paid by Customer are not due to FCM’s negligence, fraud, willful misconduct or breach of the rules of the relevant market, exchange, clearing organization or regulatory body.

12.	You hereby agree to pay, indemnify FCM against and save FCM harmless from, any liability, cost or expense (including without limitation expenses and any fines or penalties imposed by any governmental agency, contract market, exchange, board of trade, clearing organization or other self-regulatory body) FCM may incur or be subjected to as a result, directly or indirectly, of your failure to comply with any provision of, or to perform any obligation under, this Agreement. Without limiting the generality of the foregoing, each party agrees to reimburse the other on demand for any cost of collection incurred by the aggrieved party, other than legal fees, in collecting any sums owing by the other party under this agreement and any cost incurred by the aggrieved party in successfully defending against any claims asserted by the other party, in each case including, without limitation, interest and expenses.

13.	Oral reports of the execution of orders rendered by FCM to Customer and/or Advisor shall be conclusive and final unless Customer or Advisor notifies FCM to the contrary at the time the report of execution is given to Customer. In the case of a written confirmation, any notification shall be given within one business day of Customer’s actual receipt thereof, in the case of a statement of account; any notification shall be given within five days of Customer’s actual receipt thereof.

14.	This Agreement shall be governed by the laws of the State of New York without giving effect to its conflicts of law principles. Subject to your right to initiate a CFTC Reparations Proceeding, or unless you have specifically agreed to arbitrate any dispute with FCM, you agree that FCM may, in its sole discretion, initiate proceedings in the court of any jurisdiction in which you are a resident or in which your assets are situated. In any legal action permitted by or against you, you agree that the United States courts sitting in the State of New York shall have jurisdiction over you, and that the venue of any such action shall be the Southern District of New York.

15.

This Agreement shall also inure to the benefit of FCM’s successors, by merger, consolidation or otherwise, and assigns and FCM may transfer your account to any such successors or assigns upon prior written notice to Customer and Advisor given reasonably (under the circumstances) in advance of the

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scheduled assignment or succession date. In the event Customer objects to any such assignment or succession prior to the scheduled date thereof, such successor or assign shall have no rights with respect to Customer, its property or otherwise under this Agreement.

16.	This Agreement shall continue until either (x) FCM has received a signed notice of revocation from Customer and/or Advisor or (y) Customer and Advisor have received a signed notice of revocation from FCM, and in the case of any such notice of revocation it shall continue effective as to transactions entered into prior thereto. No such notice of revocation shall relieve Customer or FCM of any obligations arising or accruing prior to such notice of revocation. In the event of any such notice of revocation, FCM shall transfer all Contracts to another futures commission merchant designated by Customer (or Advisor on its behalf), and transfer any and all cash, securities and other property held in the account(s) to such other futures commission merchant or as Customer (or Advisor on its behalf) may otherwise direct. FCM shall remain entitled to any and all amounts owed by Customer to FCM (including the costs and expenses incurred by FCM in connection with any such transfer or transition), and may require payment in full of any such amounts then owed to FCM as a condition to its transfer of Customer’s Contracts and any and all cash, securities and other property held in the account(s). Upon the transfer of Customer’s Contracts, cash, securities and other property in accordance with the foregoing and upon the payment of any outstanding obligations owed to FCM, this Agreement shall terminate; provided, that Customer shall remain obligated to reimburse to FCM any fines, penalties or taxes arising out of or resulting from Customer’s conduct relating to the account(s) prior to such termination. Any modifications to this Agreement must be in writing executed by each party and no employee of FCM is authorized to make any representations contrary to the terms of this Agreement.

17.	Prior to the last trading day in the case of positions in open futures and options, and at least two business days prior to value date in the case of forward contracts, or in any event at such earlier time as FCM may reasonably require, you agree that you will either give FCM instructions to liquidate or make or take delivery under such futures or forward contracts, or to liquidate, exercise or allow the expiration of such options and will deliver to FCM sufficient funds and any documents required in connection with any such exercise or delivery. (Customer understands and acknowledges that option purchases may be subject to automatic exercise procedures.) If Customer fails to comply with any of the foregoing obligations, FCM may at its discretion and in any commercially reasonable manner, liquidate any open positions, make or receive delivery of any commodities or instruments, or exercise or allow the expiration of any option. Customer shall remain fully liable for all reasonable costs, expenses, and liabilities incurred by FCM in connection with such transactions and for any remaining debit balance.

18.	You acknowledge and agree that FCM may tape-record any and all telephone calls from or to you concerning your account and that such tape-recording may be done in the regular course of business without further notice to you.

19.	If an Advisor is authorized by Customer to exercise discretion and to act on behalf of Customer with respect to this account as set forth in Appendix D:

(a)	Advisor represents and warrants that it is authorized and empowered to execute and deliver this Agreement and that this Agreement is binding on Advisor, and enforceable against Advisor, in accordance with the terms hereof;

(b)	Advisor represents and warrants that instructions for the purchase and sale of Contracts (which may be written or oral) will be given to FCM on behalf of Customer by one or more of the persons identified in Appendix A (hereinafter referred to as “Authorized Persons”), as such appendix may be modified from time to time as provided herein;

(c)	Advisor represents and warrants that each of the Authorized Persons has been authorized and empowered to give such instructions to FCM to execute transactions on behalf of Customer, and FCM may accept instructions from each of such persons and any additional authorized persons that may be identified from time to time by Advisor, in a writing in form acceptable to FCM, until FCM receives written notice from the Advisor that such authorization has been terminated with respect to any such persons;

(d)	Advisor represents and warrants that it has determined that such transactions in Contracts are

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prudent and appropriate for Customer in view of its financial status, investment objectives and investment guidelines and all such transactions are not contrary to applicable federal, state or other law or regulation, are in accordance with any internal policies or procedures required to be maintained by Customer by any applicable federal, state or other law or regulation, and that each transaction or position in the account is in accordance with any internal policies or procedures required to be maintained by Customer by any applicable federal, state, or other law or regulation, and that each transaction or position in the account is in accordance with any internal policies or procedures required to be maintained by Customer by any applicable federal, state, or other law or regulation;

(e)	Advisor represents and warrants that, in the event that Advisor may be subject to registration requirements, it has reviewed the registration requirements pertinent to commodity pool operators and commodity trading advisors of the CFTC and the NFA in accordance with the requirements of the Commodity Exchange Act, as amended, and the regulations promulgated thereunder, has determined that Advisor is in compliance with such requirements to the extent applicable;

(f)	Advisor represents and warrants that, if Customer is an entity subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, and the regulations promulgated thereunder, or an entity subject to similar state laws and regulations, FCM is not and will not be acting as a fiduciary to the Customer as defined therein, but only as a party in interest as that term is defined in ERISA and the regulations promulgated thereunder, or similar state laws and regulations;

(g)	Advisor represents and warrants that, while FCM may furnish incidental recommendations with respect to transactions in Contracts in the account, Advisor will make the final decision whether to effect any such transaction and is responsible for giving complete instructions for all transactions, including (i) Contracts to be purchased or sold (including the delivery month), (ii) the price range within which such Contracts are to be purchased or sold, (iii) a time span during which such Contracts may be bought or sold (but never exceeding one business day), and (iv) the minimum or maximum quantity of such Contracts which may be bought or sold within the indicated price range.

20.	Customer and Advisor, if applicable, acknowledges and agrees that (i) FCM and its officers, employees or affiliates may take or hold positions in, or make recommendations to other customers concerning Contracts which are the subject of recommendations from FCM to Customer, and, if applicable, to the Advisor, which positions and recommendations may be consistent with or contrary to recommendations to the Customer, or Advisor; and, (ii) any decision, instruction, action or authorization of Customer, or Advisor, furnished to FCM with respect to the account will constitute the decision, instruction, action or authorization of Customer.

21.	Customer is authorized, and hereby authorizes Advisor if applicable in its sole discretion, to select and engage executing brokers to execute transactions for the Customer’s account and to negotiate the commissions to be paid to such executing broker by FCM on behalf of the Customer, provided that all such transactions are given up to FCM as clearing and carrying broker for the Customer’s account. Any such executing broker, or any floor broker used under any circumstances to execute any transaction, other than an employee of FCM, shall not be deemed to be an agent of FCM.

22.	In the event Customer engages in any transactions effected in a foreign currency, Customer acknowledges and agrees that any profit or loss incurred from a fluctuation in the exchange rate of such currency will be for Customer’s account and risk. Unless Customer gives FCM contrary written instructions, FCM may debit and credit Customer’s account, after such a contract is liquidated, in U.S. dollars at an exchange rate determined by FCM in its reasonable discretion based on prevailing money markets. All margin deposits will be in U.S. dollars as FCM may in its discretion require. Unless Customer instructs FCM otherwise, monies Customer deposits with FCM in currency other than U.S. dollars and unrealized profits in currency other than U.S. dollars, are not intended to margin, guarantee or secure transactions on United States contract markets.

23.

If you are a foreign trader or foreign broker, you understand that pursuant to CFTC Regulation 15.05, FCM is your agent (and in the case of a foreign broker, the agent of your customers) for purposes of accepting delivery and service of any communications issued by the CFTC with respect to any futures or options contracts which are or have been maintained in accounts carried by FCM. Service or delivery of

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any such communication shall constitute valid and effective service or delivery upon you (and if you are a foreign broker, upon your customers). You understand that said regulation requires FCM to transmit the communication promptly to you (or your customer) in a manner which is reasonable under the circumstances or specified by the CFTC. You also understand CFTC Regulation 21.03 requires you to provide to the CFTC, upon special call, market information concerning your options and futures trading (or that of your customers) as outlined in the regulation. If you fail to respond to the special call, the CFTC may direct the appropriate contract market and all brokers to prohibit further trades for or on your behalf (or for or on behalf of your customers) in the contract specified in the call unless such trades offset existing open contracts. Special calls are made where the information requested would assist the CFTC in determining whether a threat of market manipulation, corner, squeeze or other market disorder existed. Under Regulation 21.03(g), if you believe you are aggrieved by the action taken by the CFTC, you shall have the opportunity for a prompt hearing after the action has been taken. (You understand that copies of Regulations 15.05 and 21.03 are available from your FCM.)

24.	Authorization to Transfer Funds

Customer authorizes FCM to transfer to or from any regulated futures account of Customer established under this Agreement to any other accounts of Customer established under this Agreement such excess funds as may be required to avoid a margin call or for any other reason not in conflict with the Commodity Exchange Act, as amended, and the regulations promulgated thereunder. (For this purpose, “regulated” means any contract governed by the Commodity Exchange Act at the time of such transaction.) Any such transfer shall be in compliance with the Commodity Exchange Act, as amended, and the regulations promulgated thereunder. It is understood that, within a reasonable time after making any such transfer, FCM will confirm the same in writing to Customer.

25.	Arbitration Agreement (Appendix E)

Any controversy arising out of or relating to Customer’s account, to transactions with FCM pursuant to this Agreement or the breach thereof, shall be settled by arbitration in accordance with the rules, then in effect, of the NFA, the contract market upon which the transaction giving rise to the claim was executed or the New York Stock Exchange, Inc., as Customer may elect. If Customer does not make such election by registered mail addressed to FCM at its main office within forty-five days after demand by FCM that Customer make such election, then FCM may make such election. FCM agrees to pay any incremental fees which may be assessed by the forum chosen by Customer for the provision of a “mixed panel” of arbitrators, unless the arbitrators determine that Customer has acted in bad faith in initiating or conducting the proceedings. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In addition, neither Customer nor FCM hereby waives any right to assert any equitable remedies each may have as against the other prior to the election or commencement of arbitration.

THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE CFTC AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, YOU: (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW; AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR FCM MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF FCM INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 “REPARATIONS” PROCEEDING BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

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YOU NEED NOT SIGN THIS ARBITRATION AGREEMENT TO OPEN AN ACCOUNT WITH FCM. SEE 17 C.F.R. 180.1-180.5.

26.	Bankruptcy Trustee (Appendix E)

CFTC Regulation 190.06 requires that, in the unlikely event of FCM’s bankruptcy, Customer be given the opportunity to give instructions to the bankruptcy trustee regarding the disposition of Customer’s open futures positions. Unless Customer indicates a contrary preference in Appendix E, the trustee would be authorized to liquidate Customer’s open positions, without seeking further instructions from Customer.

27.	This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

28.	Customer Disclosure Obligations

FCM acknowledges that Customer is subject to disclosure obligations under Applicable Law and applicable securities laws, including disclosure obligations that may require disclosure of information relating to FCM, and hereby consents to such disclosure. Customer agrees to provide copies of any such disclosure documents to FCM upon its reasonable request, and agrees to cooperate with FCM to modify any such disclosure relating to FCM as FCM may reasonably request, to the extent permitted by Applicable Law and applicable securities laws. FCM agrees to review any information specific to FCM in such disclosure documents as reasonably requested and identified by Customer, and to identify any material inaccuracies contained therein.

Signature Page Follows

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The undersigned understands the conditions of this Futures Customer Agreement and agrees to be bound by them.

iSHARES® DOW JONES-UBS ROLL SELECT COMMODITY INDEX TRUST, ACTING BY AND THROUGH BLACKROCK FUND ADVISORS, NOT IN ITS INDIVIDUAL CAPACITY BUT ACTING SOLELY AS AGENT FOR iSHARES® DOW JONES-UBS ROLL SELECT COMMODITY INDEX TRUST

Name of Customer

By:
	Signature	Date

	Print Name	Title

	Signature	Date

	Print Name	Title

BLACKROCK FUND ADVISORS

IN ITS INDIVIDUAL CAPACITY SOLELY WITH RESPECT TO THE ADVISOR REPRESENTATIONS MADE IN SECTION 19 OF THIS AGREEMENT AND THE PROVISIONS OF THIS AGREEMENT THAT SPECIFICALLY REFERENCE THE ADVISOR

By:
	Signature	Date

	Print Name	Title

	Signature	Date

	Print Name	Title

Acknowledged and agreed:

UBS SECURITIES LLC

By:
	Signature	Date

	Print Name	Title

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Appendix A

Authorized Persons

On file with FCM’s Futures New Accounts Department

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Appendix B

Acknowledgment of Risk Disclosure Statement

for Futures and Options

By initialing in the space below, Customer acknowledges that it has received and understands the separate consolidated Risk Disclosure Statement for Futures and Options provided to it by FCM in accordance with Rule 1.55(c) of the Regulations of the Commodity Futures Trading Commission.

Customer Initial

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Appendix C

Customer New Account Information Form

iSHARES® DOW JONES-UBS ROLL SELECT COMMODITY INDEX TRUST, ACTING BY AND THROUGH BLACKROCK FUND ADVISORS, NOT IN ITS INDIVIDUAL CAPACITY BUT ACTING SOLELY AS AGENT FOR iSHARES® DOW JONES-UBS ROLL SELECT COMMODITY INDEX TRUST

Customer Name

Operations Dept.
BlackRock Operations Contact	Telephone Number

E-Mail

BLACKROCK FUND ADVISORS

Assets under management with Advisor (if applicable)

Customer is a member of
the following exchanges:

Customer’s address for
Original Confirmation:

Advisor’s address for
Duplicate Confirmation:	[c/o BlackRock Fund Advisors
400 Howard Street
Attn: Business Operations
San Francisco, CA 94105]

Additional Confirmation:	[c/o BlackRock Inc.
40 East 52nd Street
Attn: Operations Dept
New York, NY 10022]

Please forward a copy of your firms most recent financials for each customer. If the account will be traded through a money manager, please provide a letter from the manager stating the amount of assets under management for the individual customer.

Financials Enclosed:
Initial

Financials to be forwarded under separate cover:
Initial

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FCM Institutional Futures Customer Agreement

Appendix D

Discretionary Trading Authorization/

Limited Power of Attorney

To FCM:

In furtherance of the Investment Advisory Agreement (or similar agreement) executed between the undersigned Customer and Advisor, the undersigned Customer hereby authorizes, constitutes and appoints the undersigned Advisor as its agent and attorney-in-fact to purchase, sell (including short sales) and trade in commodities and commodity futures, options on futures and commodity options contracts, on margin or otherwise, in accordance with your terms and conditions for the Customer’s account and risk and in the Customer’s name or number on your books.

We have carefully examined the provisions of the document(s) by which we have given trading authority or control over our account to the above mentioned Advisor and understand fully the obligations which we have assumed by executing that/those document(s).

Customer hereby acknowledges that: [Please check appropriate box]

☐	Customer has received a copy of the disclosure document of the undersigned Advisor prepared pursuant to Regulation 4.31 of the Commodity Futures Trading Commission (“CFTC”).

☐	The undersigned Advisor has not furnished Customer with a disclosure document prepared pursuant to Regulation 4.31 of the CFTC. (If this box is checked, the Advisor must provide a written explanation, in the Advisor’s Statement Concerning Provision of Disclosure Document found on the next page, of why he/it is not required to provide such a disclosure document to Customer.)

We understand that your firm is in no way responsible for any loss to us occasioned by the actions of the undersigned Advisor and that your firm does not, by implication or otherwise, endorse the operating methods of such Advisor. We further understand that the Chicago Board of Trade has no jurisdiction over a non-member who is not employed by one of its members and that if we give to such Advisor authority to exercise any of our rights over our account we do so at our own risk.

This authorization is in addition to (and in no way limits or restricts) any rights which you may have under the FCM Institutional Futures Customer Agreement executed by Customer and any other agreement or agreements between you and the Customer.

This authorization may be terminated by Customer at any time as of the actual receipt by you of written notice of termination. Termination of this authorization shall not affect any liability in any way resulting from transactions initiated prior to such termination. This authorization shall inure to your benefit and that of your successors and assigns.

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iSHARES® DOW JONES-UBS ROLL SELECT COMMODITY INDEX TRUST, ACTING BY AND THROUGH BLACKROCK FUND ADVISORS, NOT IN ITS INDIVIDUAL CAPACITY BUT ACTING SOLELY AS AGENT FOR iSHARES® DOW JONES-UBS ROLL SELECT COMMODITY INDEX TRUST

Name of Customer

By:
	Signature	Date

	Print Name	Title

	Signature	Date

	Print Name	Title

Acknowledged and Accepted:

BLACKROCK FUND ADVISORS

By:
	Signature	Date

	Print Name	Title

	Signature	Date

	Print Name	Title

14

Advisor’s Statement Concerning Provision

of Disclosure Document

(Must be completed if Advisor has not provided Customer with a disclosure document.)

To UBS SECURITIES LLC

We, the Advisor appointed as Agent by the above Discretionary Trading Authorization/Limited Power of Attorney, are not required to provide Customer, with a disclosure document pursuant to CFTC Regulation 4.31 for the following reasons: [Please check appropriate box.]

☐	We are not required to register as a commodity trading advisor pursuant to Section 4 of the Commodity Exchange Act because during the proceeding 12 months we have not furnished commodity trading advice to more than 15 persons and we do not hold ourselves out generally to the public as being a commodity trading advisor.

☐	We are exempt from doing so under CFTC Regulation 4.7 pertaining to commodity trading advisors whose participants are limited to qualified eligible persons.

☐	Other: [Please explain]

BLACKROCK FUND ADVISORS

By:
	Signature	Date

	Print Name	Title

	Signature	Date

	Print Name	Title

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Appendix E

Customer Elections

Arbitration Agreement

By initialing the space below, Customer agrees to arbitrate controversies as described in Paragraph 24 of the Institutional Futures Customer Agreement.

NOT AGREED
Customer Initial

Bankruptcy Trustee (CFTC Rule 190.06)

By initialing the space below, Customer advises that it would prefer to be contacted by the bankruptcy trustee for instructions regarding the disposition of Customer’s open futures positions as described in Paragraph 25 of the Institutional Futures Customer Agreement.

Customer Initial

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Appendix F

Consent for Electronic Delivery of Confirmations and Statements (Optional)

By completing this Consent, Customers may elect to receive daily and monthly statements by electronic transmission in lieu of or in addition to hard copy statements.

Customer hereby requests that hereafter FCM deliver the following confirmations and statements for Accounts held for Customer by electronic media rather than by means of - or in addition to - hard copy mailing. Customer requests that FCM deliver the confirmations and statements to Customer by means of the electronic media set forth below. Customer recognizes that, as a result, Customer will not receive copies of the confirmations and statements in hard copy form unless it has indicated otherwise below. Customer understands that there will be no additional cost to Customer for delivering such communications in this manner. Customer further understands that the consent provided herein is revocable by Customer at any time upon written notice to FCM.

Please check below which confirmations and statements you would like to receive electronically and provide the e-mail address OR fax number to which the statements should be delivered.

	Deliver by Electronic Transmission:			Continue Hard Copy Delivery of:
	Daily Statement	Monthly Statement	E-mail Address or Fax Number:	Daily Statement	Monthly Statement
Customer:

Duplicates:

(If you wish to name additional recipients, please attach a list of e-mail addresses or fax numbers to this Appendix.)

iSHARES® DOW JONES-UBS ROLL SELECT COMMODITY INDEX TRUST, ACTING BY AND THROUGH BLACKROCK FUND ADVISORS, NOT IN ITS INDIVIDUAL CAPACITY BUT ACTING SOLELY AS AGENT FOR iSHARES® DOW JONES-UBS ROLL SELECT COMMODITY INDEX TRUST

Name of Customer

By:
	Signature	Date

	Print Name	Title

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Addendum to

Institutional Futures Customer Agreement

For Investment Company Accounts

The following applies if Customer is registered under the Investment Company Act of 1940 as a Mutual Fund or Investment Trust and Customer wishes to deposit margin funds directly with FCM:

a) FCM shall comply with the segregation requirements of section 4d(2) of the Commodity Exchange Act [7 U.S.C. 6d(2)] and the rules thereunder [17 CFR Chapter I] or, if applicable, the secured amount requirements of rule 30.7 under the Commodity Exchange Act [17 CFR 30.7];

b) FCM, as appropriate to Customer’s transactions and in accordance with the Commodity Exchange Act [7 U.S.C. 1 through 25] and the rules and regulations thereunder (including 17 CFR Part 30), may place and maintain Customer’s assets to effect Customer’s transactions with another Futures Commission Merchant, a Clearing Organization, a U.S. or Foreign Bank, or a member of a foreign board of trade, and shall obtain an acknowledgment, as required under rules 1.20(a) or 30.7(c) under the Commodity Exchange Act [17 CFR 1.20(a) or 30.7(c)], as applicable, that such assets are held on behalf of FCM’s customers in accordance with the provisions of the Commodity Exchange Act; and

c) FCM shall promptly furnish copies of or extracts from FCM’s records or such other information pertaining to Customer’s assets as the Securities and Exchange Commission through its employees or agents may request.

d) FCM agrees to return to Customer any excess variation margin in Client’s Account when such excess variation margin is above a de minimis amount. Such excess variation margin shall be returned on the next business day following FCM’s receipt of the amount from the clearing organization or counterparty.

If customer is registered under the Investment Company Act of 1940 as a Mutual Fund or Investment Trust and will be depositing margin funds directly with FCM, kindly acknowledge Customer’s receipt of, and agreement with, this notice by having an authorized representative of Customer (and Advisor, if applicable) sign in the space below.

Acknowledged and Accepted:

iSHARES® DOW JONES-UBS ROLL SELECT COMMODITY INDEX TRUST, ACTING BY AND THROUGH BLACKROCK FUND ADVISORS, NOT IN ITS INDIVIDUAL CAPACITY BUT ACTING SOLELY AS AGENT FOR iSHARES® DOW JONES-UBS ROLL SELECT COMMODITY INDEX TRUST

Name of Customer		BLACKROCK FUND ADVISORS Name of Advisor

By:		By:
	Signature		Signature

	Print Name and Title		Print Name and Title

	Date		Date

By:		By:
	Signature		Signature

	Print Name and Title		Print Name and Title

	Date		Date

UBS SECURITIES LLC

By:
Signature

Print Name and Title

Date

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